Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FONAR Corporation and Subsidiaries (the “Company”) on Form 10Q for the fiscal quarter ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy Damadian, President and Chief Executive Officer, and I, Raymond V. Damadian, Chairman of the Board, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Timothy Damadian

Timothy Damadian

President and Chief Executive Officer

/s/ Raymond V. Damadian

Raymond V. Damadian

Chairman of the Board, Treasurer and

Chief Financial Officer

February 13, 2018